SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2005


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                   1-10520                   36-3606475
  (State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation or Organization)     File Number)           Identification No.)


53 W. JACKSON BLVD., SUITE 1150 CHICAGO, ILLINOIS                      60604
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (312) 834-0592


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      Section 2 - Financial Information

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 22, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing unaudited results for the fiscal quarter ended June 30, 2005, which reflected an update from its preliminary unaudited results that was announced on August 15, 2005. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.

ITEM 7.01         REGULATION FD DISCLOSURE.

On August 22, 2005, the Company issued a press release that discussed its progress towards wind up. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.


                 Section 9 - Financial Statements and Exhibits

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release of Heartland Partners, L.P. dated August 22, 2005 (furnished not filed).















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HEARTLAND PARTNERS, L.P.

Date: August 22, 2005                      By: /s/ Lawrence S. Adelson
                                               --------------------------------
                                               Lawrence S. Adelson
                                               Manager of HTI Interests, LLC,
                                               General Partner




















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                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release of Heartland Partners, L.P. dated August 22, 2005 (furnished not filed).





























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